SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2016

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington, MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 778-7720

___________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On May 16, 2016, our board of directors approved a reduction, on a 1 for 33 basis, in our authorized common stock, par value $0.001, along with a corresponding and proportional decrease in the number of shares issued and outstanding. This reduction was filed with the Nevada Secretary of State on May 18, 2016, but required a review by FINRA before becoming effective in the market.

On May 31, 2016, FINRA announced that this change will take effect in the over-the-counter securities markets on June 1, 2016. For a period of twenty (20) business days thereafter, our trading symbol will therefore be XBIOD.  After twenty business days, the D will be removed and our trading symbol will again be XBIO.

A copy of our press release issued on June 1, 2016 is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

M. Scott Maguire

President, Chief Executive Officer

Date: June 1, 2016

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